SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.             )

Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Eaton Corporation plc
(Name of Registrant as Specified in its Charter)
XXXXXXXXXXXXXXXX
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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*** Exercise Your Right to Vote ***
Important Notice Regarding Internet Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 26, 2017.

Meeting Information
EATON CORPORATION PLC	Meeting Type:	Annual General Meeting
	For holders as of:	February 27, 2017
	Date:	April 26, 2017
	Time:	8:00 a.m. Local Time
	Location:	Eaton Corporation plc Eaton House 30 Pembroke Road Dublin 4, Ireland

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com/etn, scan the QR Barcode on the reverse side or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

EATON CORPORATION PLC C/O EATON CENTER - 4446 NORTH 1000 EATON BOULEVARD BEACHWOOD, OH 44122
See the reverse side of this notice to obtain proxy materials and voting instructions.

      Before You Vote
            How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT        ANNUAL REPORT        IRISH STATUTORY ACCOUNTS

How to View Online:
Have the information that is printed in the box marked by the arrow à XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com/etn, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
                                 1)  BY INTERNET:         www.proxyvote.com/etn
                                 2)  BY TELEPHONE:     1-800-579-1639
                                 3)  BY E-MAIL*:              sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow à XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 12, 2017 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com/etn or use a smart phone to scan the QR Barcode above. Have the information that is printed in the box marked by the arrow à XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR
the following:

 1. Election of Directors

Nominees:

1a. Craig Arnold

1b.  Todd M. Bluedorn

1c.  Christopher M. Connor

1d.  Michael J. Critelli

1e.  Richard H. Fearon

1f.  Charles E. Golden

1g.  Arthur E. Johnson

1h.  Deborah L. McCoy

1i.   Gregory R. Page

1j.   Sandra Pianalto

1k.  Gerald B. Smith

1l.   Dorothy C. Thompson

The Board of Directors recommends you vote FOR the following:

2. Approving a proposal to amend the Company’s Articles of Association to implement proxy access.

3. Approving a proposal to amend the Company’s Articles of Association regarding bringing shareholder business and making director nominations at an annual general meeting.

4.   Approving the appointment of Ernst & Young LLP as independent auditor for 2017 and authorizing the Audit Committee of the Board of Directors to set its remuneration.

5.   Advisory approval of the Company’s executive compensation.

The Board of Directors recommends you vote one year on the following proposal:

6. Advisory approval for frequency of executive compensation votes.

The Board of Directors recommends you vote FOR the following:

7.   Approving a proposal to grant the Board authority to issue shares.

8. Approving a proposal to grant the Board authority to opt out of pre-emption rights.

9. Authorizing the Company and any subsidiary of the Company to make overseas market purchases of Company shares.

THIS IS NOT A BALLOT OR A PROXY.
YOU CANNOT USE THIS NOTICE TO VOTE THESE SHARES.